SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): October 1, 1999

                            FLEET BOSTON CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Rhode Island                    1-6366                  05-0341324
     ------------                    ------                  ----------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)


                 One Federal Street, Boston, Massachusetts 02110
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (617) 346-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS
            ------------------------------------

            As previously reported, on October 1, 1999, Fleet Financial Group, Inc., a Rhode Island corporation ("FFG"), completed its merger with BankBoston Corporation, a Massachusetts corporation ("BankBoston"), in a transaction accounted for as a pooling of interests. The new Boston-based institution is named Fleet Boston Corporation ("Fleet Boston"). Fleet Boston issued 1.1844 shares of Fleet Boston common stock in exchange for each share of BankBoston common stock, with cash being paid in lieu of issuing fractional share interests. Approximately 352.6 million shares of Fleet Boston common stock were issued as consideration for the approximately 297.7 million shares of BankBoston common stock outstanding immediately prior to the effective time of the merger.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(a)         Financial Statements of  BankBoston

            The following financial statements of BankBoston are incorporated by reference to pages 60 through 89 of BankBoston's Annual Report to Stockholders, included in Exhibit 13 to the BankBoston Annual Report on Form 10-K for the year ended December 31, 1998 (Commission File Number 1-6522).

            -  Consolidated Balance Sheets as of December 31, 1998 and 1997
            -  Consolidated Statements of Income for the Years Ended
                    December 31, 1998, 1997 and 1996
            -  Consolidated Statements of Changes in Stockholder Equity for
                    the Years Ended December 31, 1998, 1997 and 1996
            -  Consolidated Statements of Cash Flow for the Years Ended
                    December 31, 1998, 1997 and 1996
            -  Notes to Financial Statements
            -  Report of Independent Accountants

            The following financial statements of BankBoston Corporation are incorporated by reference to pages 35 - 44 of the BankBoston Quarterly Report on Form 10-Q for the three and six month period ended June 30, 1999.

            -  Consolidated Balance Sheets as of June 30, 1999 and
                    December 31, 1998
            -  Consolidated Statements of Income for the three and six month period ended June 30, 1999 and 1998
            -  Consolidated Statement of Changes in Stockholders' Equity for
                    the six month period ended June 30, 1999 and 1998
            -  Consolidated Statement of Cash Flow for the six month period ended June 30, 1999 and 1998
            -  Notes to Unaudited Financial Statements

(b)         Pro Forma Financial Information

            The following pro forma financial statements of FFG and BankBoston are incorporated by reference to Exhibit 99(a) of the Form 8-K of FFG filed on April 2, 1999.

            -  Pro Forma Condensed Combined Balance Sheet as of
                    December 31, 1998
            - Pro Forma Condensed Combined Statements of Income for the
                    years ended December 31, 1998, 1997 and 1996
            -  Notes to the Unaudited Pro Forma Condensed Combined
                    Financial Statements

            The following pro forma financial information of FFG and BankBoston are incorporated by reference to Exhibit 99(a) of the Form 8-K of FFG filed on August 12, 1999.

            -  Unaudited Pro Forma Condensed Combined Balance Sheet as of
                    June 30, 1998
            -  Unaudited Pro Forma Condensed Combined Statements of
                    Income for the three and six month period ended
                    June 30, 1998
            -  Notes to the Unaudited Pro Forma Condensed Combined
                    Financial Statements

(c)         Exhibits.

            -       The following is filed as part of this report:

            Exhibit            Description
            -------            -----------
                2              Agreement and Plan of
                               Merger, dated as of March
                               14, 1999, by and between
                               Fleet Financial Group, Inc.
                               and BankBoston Corporation
                               (incorporated by reference
                               to Appendix A to the Joint
                               Proxy Statement - Prospectus
                               included in the Registration
                               Statement on Form S-4 of
                               Fleet Financial Group, Inc.
                               (Registration No. 333-82433)

                                    SIGNATURE
                                    ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                            FLEET BOSTON CORPORATION


                                    By: /s/ William C. Mutterperl
                                        -------------------------
                                    Name:   William C. Mutterperl
                                    Title:  Executive Vice President,
                                            Secretary and General Counsel

Date:  October 15, 1999

EXHIBIT INDEX

Exhibit                        Description
-------                        -----------
   2                           Agreement and Plan of
                               Merger, dated as of March
                               14, 1999, by and between
                               Fleet Financial Group, Inc.
                               and BankBoston Corporation
                               (incorporated by reference
                               to Appendix A to the Joint
                               Proxy Statement - Prospectus
                               included in the Registration
                               Statement on Form S-4 of
                               Fleet Financial Group, Inc.
                               (Registration No. 333-82433)